UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 15, 2017 (May 9, 2017)

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

033-90866	25-1615902
(Commission File Number)	(IRS Employer Identification No.)

1001 Airbrake Avenue Wilmerding, Pennsylvania	15148
(Address of Principal Executive Offices)	(Zip Code)

(412) 825-1000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b.2

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board and Management Appointments

On May 9, 2017, the Board of Directors (the “Board”) of Westinghouse Air Brake Technologies Corporation (the “Company”) appointed Albert J. Neupaver to the position of Chairman of the Company’s Board. Mr. Neupaver served as Executive Chairman for the past three years. Raymond T. Betler remains President and Chief Executive Officer and a member of the Board. The Board appointed Stéphane Rambaud-Measson as Executive Vice President and Chief Operating Officer and elected Mr. Rambaud-Measson to the Board to the class of directors with a term expiring in 2019. Mr. Rambaud-Measson was previously President and CEO - Transit Segment. The information required by Item 5.02(c)(2) and (d) is incorporated by reference herein from the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 and the Company’s Proxy Statement for the Annual Meeting of Stockholders dated March 31, 2017. Reference is made to the press release filed as Exhibit 99.1 to this Form 8-K, which is incorporated by reference herein.

2011 Stock Incentive Plan

At the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company held on May 10, 2017, the Company’s stockholders approved the amendment and restatement of the Company’s 2011 Stock Incentive Plan (the “2011 Plan”), including material terms of the performance goals under the Plan. The 2011 Plan was approved by the Board on March 22, 2017, subject to stockholder approval at the Annual Meeting.

The purposes of the 2011 Plan are to encourage eligible employees of the Company and its subsidiaries to increase their efforts to make the Company and each subsidiary more successful, to provide an additional inducement for such employees to remain with the Company or a subsidiary, to reward such employees by providing an opportunity to acquire shares of the Company’s common stock on favorable terms and to provide a means through which the Company may attract able persons to enter the employ of the Company or one of its subsidiaries. The Compensation Committee of the Board administers the 2011 Plan. The eligible employees are those employees of the Company or any subsidiary as selected by the Compensation Committee.

Under the 2011 Plan, which has a ten-year term through May 10, 2027, the maximum number of shares available for grants or awards was an aggregate of 3,800,000 shares (after giving effect to the 2-for-1 stock split in the form of a stock dividend in June 2013) plus any shares which remained available for grant under the Company’s 2000 Stock Incentive Plan as of the original date of adoption of the 2011 Plan (also after giving effect to the 2-for-1 stock split in the form of a stock dividend in June 2013). The amendment and restatement of the 2011 Plan authorized the issuance of an additional 1,000,000 shares of the Company’s common stock under the 2011 Plan.

The 2011 Plan provides for the grant of (i) incentive stock options under Section 422 of the Internal Revenue Code, (ii) non-statutory stock options, (iii) stock appreciation rights, either granted in conjunction with stock options (i.e., tandem SARs) or not in conjunction with options (i.e., freestanding SARs), (iv) restricted share awards, (v) restricted stock units, (vi) performance units and (vii) other stock based awards. Although the 2011 Plan permits the grant of incentive stock options, the Company has not typically granted incentive stock options under its prior equity incentive plans.

The foregoing description of the 2011 Plan is qualified in its entirety by the full text of the 2011 Plan appearing as Annex A to the Company’s Proxy Statement for the Annual Meeting of Stockholders dated March 31, 2017, which is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting on May 10, 2017, management proposals 1, 2, 3, 4, 5 and 6 were approved. The proposals below are described in detail in the Company’s Proxy Statement for the Annual Meeting of Stockholders dated March 31, 2017, which is incorporated by reference herein.

The final results are as follows:

1.	The election of four directors for a three-year term expiring in 2020:

Name of Director	Votes For	Votes Withheld	Broker Non-Votes
Philippe Alfroid	78,687,163.4	959,254	5,145,664
Raymond T. Betler	78,164,770.4	1,481,647	5,145,664
Emilio A. Fernandez	76,358,330.4	3,288,087	5,145,664
Lee B. Foster, II	76,686,363.4	2,960,054	5,145,664

Continuing as directors, with terms expiring in 2018, are Erwan Faiveley, Linda S. Harty, Brian P. Hehir, Michael W. D. Howell, Nickolas W. Vande Steeg.

Continuing as directors, with terms expiring in 2019, are Robert J. Brooks, William E. Kassling, Albert J. Neupaver and Stéphane Rambaud-Measson, who was elected to this class of directors on May 9, 2017.

2.	The approval of an advisory (non-binding) resolution relating to 2016 named executive officers compensation:

For	Against	Abstain	Broker Non-Votes
74,661,710.4	3,522,675	1,462,032	5,145,664

3.	The approval of an advisory (non-binding) vote on how often the Company should conduct a stockholder advisory vote on named executive officer compensation:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
72,725,763.4	75,096	6,517,454	328,104	5,145,664

4. The approval of the amendment and restatement of the 2011 Stock Incentive Plan, including material terms of the performance goals under the Plan:

For	Against	Abstain	Broker Non-Votes
71,335,867.4	6,933,841	1,376,709	5,145,664

5. The approval of the amendment and restatement of the 1995 Non-Employee Directors’ Fee and Stock Option Plan:

For	Against	Abstain	Broker Non-Votes
75,763,247.4	3,591,584	291,586	5,145,664

6.	The ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for fiscal year 2017:

For	Against	Abstain	Broker Non-Votes
83,389,093.4	1,036,495	366,493	0

Item 8.01. Other Events.

Dividend Increase

On May 9, 2017, the Board of Directors also increased the Company’s regular quarterly dividend to 12 cents per share of common stock from 10 cents per share of common stock. The new dividend rate will be payable initially on August 28, 2017 to stockholders of record as of August 14, 2017. Reference is made to the press release filed as Exhibit 99.1 to this Form 8-K which is incorporated by reference herein.

Amended and Restated Director Plan

Also at the Annual Meeting held on May 10, 2017, the Company’s stockholders approved the amendment and restatement of the 1995 Non-Employee Directors’ Fee and Stock Option Plan (the “Amended and Restated Director Plan”). The Amended and Restated Director Plan was approved by the Board of March 22, 2017, subject to stockholder approval at the Annual Meeting.

The purposes of the Amended and Restated Director Plan are to: provide each non-employee director compensation (referred to as director fees) for future services to be performed as a member of the Board; promote the long-term success of the Company by creating a long-term mutuality of interests between the non-employee directors and the stockholders of the Company; provide an additional motivation for non-employee directors and improve their retention; and provide a way to attract able persons as directors of the Company.

Only non-employee directors are eligible to participate in the Amended and Restated Director Plan. The plan provides for director fees in the form of stock awards and nonqualified stock options. An aggregate of 1,000,000 shares of Wabtec common stock (after giving effect to the 2-for-1 stock split in the form of a stock dividend in June 2013) may be granted as payment to non-employee directors for director fees and stock options under the plan. As of December 31, 2016, 135,308 shares remained available for awards under the plan. The Amended and Restated Director Plan provides for an additional 100,000 shares of the Company’s common stock to be available under the Amended and Restated Director Plan. Unless earlier terminated, the term of the Amended and Restated Director Plan will expire on May 10, 2027.

The foregoing description of the Amended and Restated Director Plan is qualified in its entirety by the full text of the Amended and Restated Director Plan appearing as Annex B to the Company’s Proxy Statement dated March 31, 2017, which is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description

10.1	Westinghouse Air Brake Technologies Corporation 2011 Stock Incentive Plan (as amended and restated effective May 10, 2017) (incorporated by reference to Annex A to the Company’s Proxy Statement dated March 31, 2017).

10.2	Westinghouse Air Brake Technologies Corporation 1995 Non-Employee Directors’ Fee and Stock Option Plan (as amended and restated effective May 10, 2017) (incorporated by reference to Annex B to the Company’s Proxy Statement dated March 31, 2017).

99.1	Press release dated May 10, 2017 relating to Board/Management appointments and dividend increase.

99.2	Press release dated May 10, 2017 relating to annual meeting results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

By:	/s/ David L. DeNinno
David L. DeNinno
Executive Vice President, General Counsel & Secretary

Date: May 15, 2017

EXHIBIT INDEX

Number	Description	Method of Filing

10.1	Westinghouse Air Brake Technologies Corporation 2011 Stock Incentive Plan (as amended and restated effective May 10, 2017).	Incorporated by reference to Annex A to the Company’s Proxy Statement dated March 31, 2017.

10.2	Westinghouse Air Brake Technologies Corporation 1995 Non-Employee Directors’ Fee and Stock Option Plan (as amended and restated effective May 10, 2017).	Incorporated by reference to Annex B to the Company’s Proxy Statement dated March 31, 2017.

99.1	Press release dated May 10, 2017 relating to Board/Management appointments and dividend increase.	Filed herewith.

99.2	Press release dated May 10, 2017 relating to annual meeting results.	Filed herewith.